Exhibit 99

[LOGO]
 NEWS
KADANT
AN ACCENT ON INNOVATION
One Acton Place, Suite 202
Acton, MA 01720

Investor contact: Thomas M. O'Brien, 978-776-2000
Media contact: GreatPoint Communications, 978-392-6866

            Kadant Reports 2004 Fourth Quarter and Year-End Results

ACTON, Mass., February 16, 2005 - For the fourth quarter of 2004, Kadant Inc. (NYSE:KAI) reported revenues of $45.9 million from continuing operations (including $1.5 million from the favorable effect of currency translation), compared with $48.7 million in the fourth quarter of 2003. Loss from continuing operations was $4.8 million, or $.34 per diluted share, in the 2004 period, compared with income from continuing operations of $3.2 million, or $.22 per diluted share, in the year-ago quarter. Excluding $.44 of after-tax restructuring and unusual charges primarily related to our operation in France, adjusted diluted earnings per share (EPS) was $.10, compared with $.22 in the 2003 period. Net loss, including the discontinued composite building products business, was $5.3 million, or $.38 per diluted share, in the 2004 quarter, compared with net income of $2.3 million, or $.16 per diluted share, in the 2003 period.

         For the year, the company reported revenues from continuing operations of $195.0 million in 2004 (including $7.5 million from the favorable effect of currency translation), compared with $191.5 million in 2003. Income from continuing operations in 2004 was $5.8 million, or $.40 per diluted share, versus $13.1 million, or $.94 per diluted share, in 2003. Excluding $.42 of after-tax restructuring and unusual charges, adjusted diluted EPS was $.82 in 2004, versus $.94 in 2003. Net income in 2004, including the discontinued business, was $0.7 million, or $.05 per diluted share, versus $11.8 million, or $.85 per diluted share, in 2003.

         "Although lower than last year, our revenues for the quarter were somewhat better than we expected," said William A. Rainville, chairman and chief executive officer of Kadant. "We also exceeded our EPS guidance for continuing operations, excluding the significant restructuring charge. Throughout 2004, paper companies in North America and Europe focused on reducing or postponing expenditures, and this hurt our performance. Our Kadant Lamort operation in France was particularly affected and incurred an operating loss during the fourth quarter, excluding the restructuring charge, that lowered our earnings by $.05 per share.

         "That said, we've sustained our leadership as a paper industry supplier, and are working hard to position Kadant for growth as the market signals some increases in capital spending. Our actions in France should lead to profitability in that subsidiary in the latter part of 2005, and strengthen its competitive advantage going forward. We've maintained a technological edge that sets us apart in growing markets such as China, where bookings of our advanced stock-preparation equipment were $7.5 million during the fourth quarter - the best quarter for China bookings in 2004. In addition, our global presence continues to be a major asset, underscored by the recent order from Sappi Saiccor for a $3 million-plus pulp-washing system to be installed in South Africa.

         "We've also improved our strong cash position, with cash flow from continuing operations of $6.6 million in the fourth quarter. Our cash balance - $82.1 million at year end - translates to approximately $5.90 per diluted share, based on our weighted average shares outstanding for the quarter. The strength of our balance sheet creates multiple opportunities for us to generate shareholder value, including investments in technology development, stock buybacks, and/or strategic acquisitions."

         Mr. Rainville concluded, "With operating losses expected to continue in France, we estimate GAAP diluted EPS from continuing operations of $.13 to $.15 in the first quarter of 2005, on revenues of $47 to $49 million. Our outlook for all of 2005, which assumes a turnaround in France later in the year, is $.80 to $.90 of GAAP diluted EPS from continuing operations, on revenues of $200 to $210 million."

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
Financial Highlights (unaudited) (a)
(In thousands, except per share amounts and percentages)

                                                                    Three Months Ended                   Twelve Months Ended
                                                             ---------------------------------    ---------------------------------
Condensed Consolidated Statement of Operations               January 1, 2005   January 3, 2004    January 1, 2005   January 3, 2004
-----------------------------------------------------------------------------------------------------------------------------------
Revenues                                                     $        45,931   $        48,715    $       194,966   $       191,507
                                                             ---------------   ---------------    ---------------   ---------------

Costs and Operating Expenses:
  Cost of revenues                                                    29,191            29,362            119,200           116,539
  Selling, general and administrative expenses                        13,901            13,481             56,334            50,402
  Research and development expenses                                      801             1,067              3,077             4,268
  Restructuring and unusual items                                      9,515                 -              9,515               (23)
                                                             ---------------   ---------------    ---------------   ---------------
                                                                      53,408            43,910            188,126           171,186
                                                             ---------------   ---------------    ---------------   ---------------

Operating Income (Loss)                                               (7,477)            4,805              6,840            20,321
Interest Income                                                          465               272              1,468               965
Interest Expense                                                          (9)              (10)               (23)              (49)
                                                             ---------------   ---------------    ---------------   ---------------

Income (Loss) from Continuing Operations Before
  Income Taxes and Minority Interest                                  (7,021)            5,067              8,285            21,237
Provision (Benefit) for Income Taxes                                  (2,252)            1,925              2,524             8,070
Minority Interest Expense (Income)                                         -               (24)                 8                44
                                                             ---------------   ---------------    ---------------   ---------------
Income (Loss) from Continuing Operations                              (4,769)            3,166              5,753            13,123

Loss from Discontinued Operation, Net of Tax                            (555)             (896)            (5,099)           (1,306)
                                                             ---------------   ---------------    ---------------   ---------------

Net Income (Loss)                                            $        (5,324)  $         2,270    $           654   $        11,817
                                                             ===============   ===============    ===============   ===============


Earnings (Loss) per Share
   Basic
     Income (Loss) from Continuing Operations                $          (.34)  $           .23    $           .41   $           .96
     Loss from Discontinued Operation                                   (.04)             (.07)              (.36)             (.09)
                                                             ---------------   ---------------    ---------------   ----------------
     Net Income (Loss)                                       $          (.38)  $           .16    $           .05   $           .87
                                                             ===============   ===============    ===============   ===============
   Diluted
     Income (Loss) from Continuing Operations                $          (.34)  $           .22    $           .40   $           .94
     Loss from Discontinued Operation                                   (.04)             (.06)              (.35)             (.09)
                                                             ---------------   ---------------    ---------------   ---------------
     Net Income (Loss)                                       $          (.38)  $           .16    $           .05   $           .85
                                                             ===============   ===============    ===============   ===============
Weighted Average Shares
   Basic                                                              13,868            13,831             14,071            13,659
                                                             ===============   ===============    ===============   ===============

   Diluted                                                            13,868            14,121             14,398            13,959
                                                             ===============   ===============    ===============   ===============


                                                                     Three Months Ended                   Twelve Months Ended
                                                             ---------------------------------    ---------------------------------
Adjusted Net Income and Diluted EPS (b)                      January 1, 2005   January 3, 2004    January 1, 2005   January 3, 2004
-----------------------------------------------------------------------------------------------------------------------------------
Net Income (Loss)                                            $        (5,324)  $         2,270    $           654   $        11,817
Loss from Discontinued Operation, Net of Tax                             555               896              5,099             1,306
Restructuring and Unusual items, Net of Tax                            6,090                 -              6,090               (14)
                                                             ---------------   ---------------    ---------------   ---------------
    Adjusted Net Income                                      $         1,321   $         3,166    $        11,843   $        13,109
                                                             ===============   ===============    ===============   ===============

Diluted Earnings (Loss) per Share                            $          (.38)  $           .16    $           .05   $           .85
Loss from Discontinued Operation                                         .04               .06                .35               .09
Restructuring and Unusual Items                                          .44                 -                .42                 -
                                                             ---------------   ---------------    ---------------   ---------------
   Adjusted Diluted Earnings per Share                       $           .10   $           .22    $           .82   $           .94
                                                             ===============   ===============    ===============   ===============

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                                                                      Three Months Ended                  Twelve Months Ended
                                                             ---------------------------------    ---------------------------------
Business Segment Information                                 January 1, 2005   January 3, 2004    January 1, 2005   January 3, 2004
-----------------------------------------------------------------------------------------------------------------------------------
Revenues:
   Pulp and Papermaking Systems                              $        44,154   $        47,454    $       188,320   $       185,708
   Fiber-based Products                                                1,777             1,261              6,646             5,799
                                                             ---------------   ---------------    ---------------   ---------------
                                                             $        45,931   $        48,715    $       194,966   $       191,507
                                                             ===============   ===============    ===============   ===============
Gross Profit Margin:
   Pulp and Papermaking Systems                                          37%               40%                39%               39%
   Fiber-based Products                                                  33%               24%                36%               37%
                                                             ---------------   ---------------    ---------------   ---------------
                                                                         36%               40%                39%               39%
                                                             ===============   ===============    ===============   ===============
Operating Income (Loss):
   Pulp and Papermaking Systems                              $        (6,309)  $         5,910    $        11,781   $        23,440
   Corporate and Other (d)                                            (1,168)           (1,105)            (4,941)           (3,119)
                                                             ---------------   ---------------    ---------------   ---------------
                                                             $        (7,477)  $         4,805    $         6,840   $        20,321
                                                             ===============   ===============    ===============   ===============
Adjusted Operating Income (excludes Restructuring
 and Unusual Items) (b):
   Pulp and Papermaking Systems (c)                          $         3,206   $         5,910    $        21,296   $        23,417
   Corporate and Other (d)                                            (1,168)           (1,105)            (4,941)           (3,119)
                                                             ---------------   ---------------    ---------------   ---------------
                                                             $         2,038   $         4,805    $        16,355   $        20,298
                                                             ===============   ===============    ===============   ===============

                                                                      Three Months Ended                  Twelve Months Ended
                                                             ---------------------------------    ---------------------------------
Business Segment Information (continued)                     January 1, 2005   January 3, 2004    January 1, 2005   January 3, 2004
-----------------------------------------------------------------------------------------------------------------------------------
Bookings from Continuing Operations:
   Pulp and Papermaking Systems                              $        45,438   $        48,926    $       185,870   $       190,129
   Fiber-based Products                                                2,031             1,469              6,786             5,973
                                                             ---------------   ---------------    ---------------   ---------------
                                                             $        47,469   $        50,395    $       192,656   $       196,102
                                                             ===============   ===============    ===============   ===============
Capital Expenditures from Continuing Operations:
   Pulp and Papermaking Systems                              $           842   $           656    $         1,968   $         1,754
   Corporate and Other (d)                                                18               116                221               252
                                                             ---------------   ---------------    ---------------   ---------------
                                                             $           860   $           772    $         2,189   $         2,006
                                                             ===============   ===============    ===============   ===============


                                                                     Three Months Ended                   Twelve Months Ended
                                                             ---------------------------------    ----------------------------------
Cash Flow and Other Data from Continuing Operations          January 1, 2005    January 3, 2004   January 1, 2005   January 3, 2004
-----------------------------------------------------------------------------------------------------------------------------------
Cash Provided by Operations                                  $         6,630   $         3,634    $        12,933   $        25,563
Depreciation and Amortization Expense                                    870               970              3,604             3,954


Balance Sheet Data                                                                                January 1, 2005   January 3, 2004
-----------------------------------------------------------------------------------------------------------------------------------
Cash and Cash Equivalents                                                                         $        82,089   $        74,412
Short-term Debt                                                                                                 -               598
Shareholders' Investment                                                                                  212,461           211,758


(a) All prior-period information has been restated to reflect the composite building products business as a discontinued operation.
(b) In addition to the financial measures prepared in accordance with generally accepted accounting principles (GAAP), we use the non-GAAP financial measures of adjusted net income, adjusted diluted EPS and adjusted operating income, which exclude restructuring and other non-recurring items. We exclude these items because they are outside our normal operations. We believe that providing such non-GAAP measures helps investors to gain a more meaningful understanding of our operating results from period to period, and is consistent with how we measure our performance. The non-GAAP financial measures included in this press release are not meant to be considered superior to or a substitute for results of operations prepared in accordance with GAAP.
    In addition, the non-GAAP financial measures included in this press release may be different from, and therefore may not be comparable to, similar measures used by other companies.
(c) Excludes restructuring and unusual items of $9,515 in the three- and twelve-month periods ended January 1, 2005 and ($23)
    in the twelve-month period ended January 3, 2004.
(d) Corporate and Other includes the results from our Fiber-based Products business and corporate.

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         Kadant will hold its earnings conference call on Thursday, February 17,
2005, at 11 a.m. Eastern time. To listen, call 800-709-2159 within the U.S., or 973-582-2810 outside the U.S. You can also listen to the call live on the Web by visiting www.kadant.com and clicking on "Investors." An audio archive of the call will be available on our Web site until March 18, 2005.

         Kadant Inc. is a leading global supplier of a range of products that improve quality and productivity in pulp and paper production, including stock-preparation equipment, water-management systems, and paper machine accessories. Kadant, based in Acton, Massachusetts, had approximately $195 million in revenues from continuing operations in 2004 and 950 employees worldwide. For more information, please visit www.kadant.com.

         The following constitutes a "Safe Harbor" statement under the Private Securities Litigation Reform Act of 1995: This press release contains forward-looking statements that involve a number of risks and uncertainties, including forward-looking statements regarding our projected operating results, the future performance of our businesses, our market and technological position, our opportunities to improve shareholder value, orders from China, and the restructuring of our subsidiary in France. Important factors that could cause actual results to differ materially from those indicated by such statements are set forth under the heading "Risk Factors" in Kadant's quarterly report on Form 10-Q for the period ended October 2, 2004. These include risks and uncertainties relating to our dependence on the pulp and paper industry; international sales and operations; competition; ability to sell the composite building products business on favorable terms; ability to manufacture and distribute composite building products, and the seasonality in sales and the long-term performance of such products; availability of raw materials and exposure to commodity price fluctuations related to the manufacture of composite and fiber-based products; acquisition strategy; protection of patents and proprietary rights; fluctuations in quarterly operating results; and anti-takeover provisions. We undertake no obligation to publicly update any forward-looking statement, whether as a result of new information, future events, or otherwise.

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